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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 5, 2001



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



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
              DELAWARE                               -----------                            22-2906892
      (State of Incorporation)                (Commission File Number)                     (IRS Employer
                                                                                        Identification No.)

            2950 North Loop West, 7th Floor                                 77092
                   Houston, Texas                                        (Zip Code)
       (Address of Principal Executive Offices)
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       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5.  OTHER EVENTS

                  On January 31, 2001, NATCO Group Inc. issued a press release announcing that the Company had entered into an agreement to acquire Axsia Group Limited, a privately held process design company based in the United Kingdom which specializes in the design and supply of water reinjection systems for oil and gas fields, oily water treatment, oil separation, hydrogen production and other process equipment systems. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated January 31, 2001




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 5, 2001
                                              NATCO Group Inc.



                                          By: /s/ J. MICHAEL MAYER
                                             -----------------------------------
                                             J. Michael Mayer
                                             Senior Vice President and
                                             Chief Financial Officer



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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER             DESCRIPTION
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
  99.1             Press Release, dated January 31, 2001
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